                                                                    EXHIBIT 10.3


                        AMENDED AND RESTATED PAYMENT AND
                               DEFERRAL AGREEMENT


         This Amended and Restated Payment and Deferral Agreement (this "Agreement") is made as of this 23 day of September, 1999 (the "Effective Date"), by and among Decora, Incorporated, a Delaware corporation (the "Company"), Decora Industries, Inc., a Delaware corporation ("Decora"), and each of the "Holders" identified and listed on Schedule A attached hereto and made a part hereof, in furtherance of the satisfaction of the obligations of Decora and the Company to the Holders pursuant to Section 9 of the Exchange Agreement (as hereinafter defined), and that certain Payment and Deferral Agreement, dated as of July 9, 1998 and amended by Amendment dated as of June 30, 1999, by and among the Company, Decora, and the Holders (the "Original Payment and Deferral Agreement). This Agreement replaces and supercedes the Original Payment and Deferral Agreement in its entirety; however, except to the extent otherwise specifically required to give effect to the express terms of this Agreement, this Agreement does not amend, modify, or alter the terms and conditions of the Exchange Agreement, which Exchange Agreement remains in full force and effect in accordance with its terms.

                                   WITNESSETH:

         WHEREAS, the Company, Decora, and each of the Holders entered into that certain Exchange Agreement dated as of March 31, 1996 (the "Exchange Agreement"), pursuant to which the Holders exchanged warrants held by them to purchase 250 shares of the common stock of the Company for, among other things, One Million (1,000,000) shares of the common stock of Decora, which shares were issued to the Holders on June 28, 1996 in the share amounts listed on Schedule
A. Shares of the common stock of Decora are hereinafter referred to in this Agreement as "Decora Common Stock".

         WHEREAS, as a result of a one-for-five reverse stock split of Decora Common Stock, which reverse split became effective as of December 29, 1997, the Holders are the holders of all the beneficial interests in Two Hundred Thousand (200,000) shares of Decora Common Stock (the "Existing Shares") in the share amounts listed on Schedule A.

         WHEREAS, pursuant to Section 9.1 of the Exchange Agreement, the Company and Decora covenanted and agreed on the Valuation Date (April 15, 1998, as defined in the Exchange Agreement) to deliver to the Holders such (i) additional shares of Decora Common Stock, (ii) cash, or (iii) combination of additional shares of Decora Common Stock and cash, as would provide the Holders with Decora Common Stock and/or cash having a Current Market Value (as defined in the Exchange Agreement) as of the Valuation Date of Three Million Dollars ($3,000,000).

         WHEREAS, as of the Valuation Date, the Current Market Value (as defined in the Exchange Agreement) of the Existing Shares (valued at $5.563 per share) beneficially held by the Holders was One Million One Hundred Twelve Thousand Six Hundred Dollars ($1,112,600),


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thereby resulting in a Current Market Value shortfall on the Valuation Date of
One Million Eight Hundred Eighty-Seven Thousand Four Hundred Dollars ($1,887,400) (the "Shortfall Amount") or Three Hundred Thirty-Nine Thousand Two Hundred Seventy-Seven (339,277) shares of Decora Common Stock (the "Shortfall Stock").

         WHEREAS, pursuant to the Exchange Agreement, the Holders were entitled to payment of the Shortfall Amount or delivery to them of the Shortfall Stock as of the Valuation Date.

         WHEREAS, pursuant to and in accordance with Section 11.2 of the Exchange Agreement, the Holders have the right to require Decora, at its sole cost and expense, to effect a registration ( a "Registration") under the Securities Act of 1933, as amended (the "Securities Act"), of any Shortfall Stock issued to the Holders in satisfaction of Decora's obligations under
Section 9 of the Exchange Agreement, and in connection therewith to require Decora to effect a Registration of the Existing Shares.

         WHEREAS, the Holders agreed to defer payment of the Shortfall Amount and/or delivery of the Shortfall Stock required by the terms of the Exchange Agreement, subject to the terms and conditions set forth in the Original Payment and Deferral Agreement, which, among other things, (A) adjusted the Shortfall Amount to $2,226,505 (the "Adjusted Shortfall Amount") to reflect the accrual of interest on the Shortfall Amount from the Valuation Date to June 3, 1998, the date on which the parties hereto reached agreement in principle as to the terms and conditions of the Original Payment and Deferral Agreement, and (2) afforded the Holders the right to require Decora to effect a Registration of the Existing Shares in accordance with the provisions of Section 11.2 of the Exchange Agreement at any time after September 30, 1998.

         WHEREAS, after giving effect to the Original Payment and Deferral Agreement, and after (i) crediting payments made to the Holders thereunder and
(ii) accruing interest at the "Applicable Rate" on the unpaid balance of the Adjusted Shortfall Amount during the term of the Original Payment and Deferral Agreement pursuant to its terms, on the June 30, 1999 "Payment Date" under the Original Payment and Deferral Agreement, the amount owing to the Holders thereunder (defined thereunder as the "Settlement Amount") was $2,302,610.

         WHEREAS, the parties now desire to amend and restate the terms and conditions of their agreement with respect to payment of the Shortfall Amount and/or delivery of the Shortfall Stock to the Holders as set forth in the Original Payment and Deferral Agreement.

         NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt of which each of the parties hereby acknowledges, the parties hereto hereby agree to enter into this Amended and Restated Payment and Deferral Agreement on the following terms and conditions, and acknowledge and agree that this Agreement shall, on and after its Effective Date, supercede and replace the Original Payment and Deferral Agreement:


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


                                    AGREEMENT

         1. The Settlement Amount of $2,302,610 which remained outstanding under the Original Payment and Deferral Agreement as of the Payment Date of June 30, 1999 thereunder is hereunder referred to as the "Restated Shortfall Amount", and represents the cash value of all amounts due and owing by Decora to the Holders as of June 30, 1999, before giving effect to any accruals of interest or other charges on account of the Restated Shortfall Amount due hereunder.

         2. On the Effective Date of this Agreement, Decora will deliver the sum of One Hundred Thousand Dollars ($100,000) (the "First Payment") to the Holders by wire transfer of immediately available funds for the account of the Holders to:

                  Chase Manhattan Bank, N.A.
                  Chase NYC/CTR/
                  BNF=CIGNA Private Placements/ AC=**********
                  ABA# *************

The First Payment, minus interest on the Restated Shortfall Amount at the rate of Thirteen and One-Half Percent (13.5%) per annum (the "New Applicable Rate") calculated and compounded at one-twelfth (1/12th) of the New Applicable Rate for each month or portion thereof for the period from July 1, 1999 to the Effective Date, shall be credited to the Restated Shortfall Amount on the Effective Date as follows: (a) $50,000 shall be credited as of July 31, 1999, and (b) $50,000 shall be credited as of August 31, 1999. For the avoidance of doubt, the First Payment is set out on Schedule B attached hereto and made a part hereof as the sum of the $50,000 payments shown for July 31, 1999 and August 31, 1999).

The balance of the Restated Shortfall Amount remaining after crediting payment of the First Payment is hereinafter referred to as the "Restated Shortfall Balance" and is shown on Schedule B attached hereto and made a part hereof.

         3. The sum of (i) the Restated Shortfall Balance, plus (ii) interest accrued on the Restated Shortfall Balance at the Applicable Rate from the Effective Date until the New Payment Date (as defined in Section 4 below), less any and all Monthly Payments made by Decora to the Holders pursuant to Section 4.A. of this Agreement, shall equal the "New Settlement Amount". For purposes of this Section 3, the amount of interest included in the New Settlement Amount shall be calculated and compounded at one-twelfth (1/12th) of the New Applicable Rate for each month or portion thereof until payment of the New Settlement Amount. For the avoidance of doubt, the New Settlement Amount for each month from the Effective Date through November 30, 1999 (assuming all payments required to be made to Holders hereunder are made when due) is set out on Schedule B attached hereto and made a part hereof.


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


         4. Payments.

            A. Decora will pay to the Holders the sum of Fifty Thousand Dollars ($50,000) (herein, the "Monthly Payments") on or before the last day of each of the months of September and October of 1999 (or until such earlier date as the New Settlement Amount is paid to the Holders in full) in immediately available funds in accordance with the instructions for wiring such funds to Holders set forth in Section 2 hereof.

            B. Decora shall pay to the Holders the New Settlement Amount on the earlier of (x) November 30, 1999, or (y) six (6) Trading Days after any Public Offering of Decora Common Stock (the "New Payment Date").

            The term "Public Offering" as used herein shall mean any sale of Decora Common Stock in a transaction either registered under, or requiring registration under, Section 5 of the Securities Act other than a registration of securities offered pursuant to an employee benefit plan on Form S-8.

            The term "Trading Day(s)" as used herein shall mean any trading day on the market or exchange on which Decora Common Stock is then listed or admitted to trading.

         5. Any payment to the Holders in accordance with Section 4. B. shall be made as follows:

            A. By delivery to the Holders of the New Settlement Amount in immediately available funds in accordance with the instructions for wiring such funds to Holders set forth in Section 2 hereof;

            B. By delivery to the Holders or their nominees of fully registered and freely tradeable shares of Decora Common Stock meeting the Registration requirements of Section 11.2 of the Exchange Agreement, valued, for purposes of determining the number of shares of Decora Common Stock required to equal the New Settlement Amount, at the median daily closing price of Decora Common Stock, as reported on Bloomberg, for the five (5) Trading Days immediately preceding the delivery of Decora Common Stock to the Holders pursuant to this Section 5.B.; or

            C. By delivery to the Holders of a combination of cash and shares of Decora Common Stock in accordance with subsections A. and B. above totaling the New Settlement Amount, with each Holder participating pro-rata, to the extent practicable, in any combination of cash and Decora Common Stock delivered by Decora in satisfaction of its payment obligations pursuant to Section 4.

            In the event that any payment on account of the New Settlement Amount is not paid when due, or if payment in full of the balance of the New Settlement Amount is not made on


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


or before November 30, 1999, the entire New Settlement Amount shall immediately become due and payable in the manner set forth in Section 5.A. above only, and shall thereafter accrue interest until paid at the "Default Rate" (which "Default Rate" shall be equal to the New Applicable Rate plus Three Percent (3%).

         6. Decora may, at its option, upon notice as provided below, prepay all, but not less than all, of the New Settlement Amount in accordance with this
Section 6. Decora will give each Holder written notice of any prepayment under this Section 6 not less than five (5) days and not more than thirty (30) days prior to the date fixed for prepayment. Such notice shall specify the date of prepayment (the "Prepayment Date") and the amount of the New Settlement Amount determined by reference to Schedule B. Payment of the New Settlement Amount to the Holders on the Prepayment Date may be made by Decora in any manner permitted pursuant to Section 5 above.

         7. The Holders shall have the right to require Decora, at its sole cost and expense, to effect a Registration of the Existing Shares in accordance with the provisions of Section 11.2 of the Exchange Agreement at any time. In addition, by its execution and delivery of this Agreement, Decora agrees that the restrictions on transfer of the Existing Shares contained in Section 11 of the Exchange Agreement shall be and hereby are waived pursuant to Section 11.1(v) of the Exchange Agreement for any and all transfers of the Existing Shares after the Effective Date; provided, that if the opinion of counsel referenced in Section 11.1(a)(i) of the Exchange Agreement shall be required by Decora's transfer agent as a condition to transfer of the Existing Shares, Decora agrees to cooperate in good faith with Holders in providing such opinion of counsel and to bear all reasonable attorneys fees incurred in providing such opinion.

         8. Miscellaneous Provisions.

            8.1. Notices. All communications under this Agreement shall be delivered (a) to the Holders at the address set forth in Schedule A hereto, marked for attention as there indicated, or at such other address as any such Holder shall have furnished to the Company and to Decora in writing, and (b) to Decora or the Company at the following address, or at such other address as Decora or the Company shall have furnished to the Holders in writing, and in each case shall be deemed delivered upon receipt:

                  Decora, Incorporated
                  1 Mill Street
                  Fort Edward, New York 12828
                  Telecopier:  (518) 747-9425

                  Decora Industries, Inc.
                  1 Mill Street
                  Fort Edward, New York 12828
                  Telecopier:  (518) 747-5089


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


            8.2. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder.

            8.3. Amendment and Waiver. This Agreement may be amended or supplemented, and the observance of any term hereof may be waived, only by the written agreement of all the parties.

            8.4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

            8.5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

            8.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

            IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the Effective Date.

                                             DECORA, INCORPORATED,
                                             a Delaware corporation

                                             By: __________________________
                                                 Name: Timothy N. Burditt
                                                 Title: Vice President

                                             DECORA INDUSTRIES, INC.,
                                             a Delaware corporation

                                             By: __________________________
                                                 Name: Timothy N. Burditt
                                                 Title: Executive Vice President


                       (Signatures continued on next page)


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


                                              CIGNA MEZZANINE
                                              PARTNERS II, L.P.
                                              By CIGNA Investments, Inc., Agent

                                              By:  _____________________________
                                                   Name: Donald F. Rieger, Jr.
                                                   Title: Managing Director

                                              CIGNA PROPERTY AND CASUALTY
                                              INSURANCE COMPANY
                                              By CIGNA Investments, Inc.

                                              By:  _____________________________
                                                   Name: Donald F. Rieger, Jr.
                                                   Title: Managing Director

                                              CENTURY INDEMNITY COMPANY
                                              By CIGNA Investments, Inc.

                                              By:  _____________________________
                                                   Name: Donald F. Rieger, Jr.
                                                   Title: Managing Director

                                              CONNECTICUT GENERAL LIFE
                                              INSURANCE COMPANY
                                              By CIGNA Investments, Inc.

                                              By:  _____________________________
                                                   Name: Donald F. Rieger, Jr.
                                                   Title: Managing Director


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


                                   SCHEDULE A
                               (See next 4 pages)

MATTER NAME:     DECORA Industries, Inc.


Name of Holder                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Name in which shares are          CIG & Co.
registered

Share Amount                      32,800

Address for Notices               CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  Attention: Private Securities Division - S-307

                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  FAX: 860-726-7203

Signature Format                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                  By CIGNA Investments, Inc.

                                           By:  _______________________________
                                                Name:
                                                Title:

Tax Identification Number         **-*******


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



MATTER NAME:     DECORA Industries, Inc.


Name of Holder                    CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY

Name in which Shares are          CIG & Co.
registered

Share Amount                      37,600

Address for Notices               CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  Attention: Private Securities Division - S-307

                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  FAX: 860-726-7203

Signature Format                  CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
                                  By CIGNA Investments, Inc.

                                           By:  _______________________________
                                                Name:
                                                Title:
Tax Identification Number         **-*******

MATTER NAME:     DECORA Industries, Inc.


Name of Holder                    CIGNA MEZZANINE PARTNERS II, L.P.

Name in which shares are          CIG & Co.
registered

Share Amount                      92,000

Address for Notices               CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  Attention: Private Securities Division - S-307

                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  FAX: 860-726-7203

Signature Page Format             CIGNA MEZZANINE PARTNERS III, L.P.
                                  By CIGNA Investments, Inc., Agent

                                            By:  _______________________________
                                                 Name:
                                                 Title:

Tax Identification Number          **-*******

MATTER NAME:     DECORA Industries, Inc.


Name of Holder                    CENTURY INDEMNITY COMPANY

Name in which share are           CIG & Co.
registered

Share Amount                      37,600

Address for Notices               CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  Attention: Private Securities Division - S-307

                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  FAX: 860-726-7203

Signature Format                  CENTURY INDEMNITY COMPANY
                                  By CIGNA Investments, Inc.

                                           By:  _______________________________
                                                Name:
                                                Title:

Tax Identification Number         **-*******


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


                                   SCHEDULE B
                                 (See next page)


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


                                   Schedule B

                Decora Amortization of Restated Shortfall Amount


                              Interest                                                      Principal
                               13.50%                   Payment                              Balance
                              --------                  -------                             ---------
30-Jun                                                                   2,302,610.00 Restated Shortfall Amount
31-Jul                        25,904.36                 50,000.00        2,278,514.36
31-Aug                        25,633.29                 50,000.00        2,254,147.65 Restated Shortfall Balance
30-Sep                        25,359.16                 50,000.00        2,229,506.81*
31-Oct                        25,081.95                 50,000.00        2,204,588.76*
30-Nov                        24,801.62              2,229,390.39*

         *New Settlement Amount


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